UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2014

PHYSICIANS REALTY TRUST

(Exact name of registrant as specified in its charter)

Maryland	001-36007	46-2519850
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)

735 N. Water Street, Suite 1000
Milwaukee, Wisconsin	53202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (414) 978-6494

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Due to the requirements of Rule 3-14 of Regulation S-X, Physician Realty Trust (the “Company”) is presenting Rule 3-14 financial statements for the following properties.

On April 22, 2014, the Company, through a subsidiary of its operating partnership, Physicians Realty L.P., entered into and closed an Agreement of Sale and Purchase for the acquisition of the Pinnacle Health Cardiology Portfolio, consisting of two fully occupied medical office buildings located in Wormleysburg and Carlisle, Pennsylvania (collectively the “Pinnacle Properties”), in exchange for payment of approximately $9.2 million in cash.

On June 30, 2014, the Company, through a subsidiary of its operating partnership, Physicians Realty L.P., entered into and closed an Agreement of Sale and Purchase for the acquisition of the Renaissance Center, a dual-tenant, fully occupied medical surgery facility located in Oshkosh, Wisconsin (the “Oshkosh Property”), in exchange for payment of approximately $8.5 million in cash.

Item 9.01                                           Financial Statement and Exhibits

(a)                                                                                 Financial Statements of Property Acquired — Pinnacle Properties

The following Statements of Revenues and Certain Direct Operating Expenses are set forth in Exhibit 99.1 which are attached hereto and incorporated by reference.

Independent Auditors’ Report

Statements of Revenues and Certain Direct Operating Expenses for the three months ended March 31, 2014 (unaudited) and for the year ended December 31, 2013.

Notes to the Statements of Revenues and Certain Direct Operating Expenses.

Financial Statements of Property Acquired — Oshkosh Property

The following Statement of Revenues and Certain Direct Operating Expenses are set forth in Exhibit 99.2 which are attached hereto and incorporated by reference.

Independent Auditors’ Report

Statements of Revenues and Certain Direct Operating Expenses for the three months ended March 31, 2014 (unaudited) and for the year ended December 31, 2013.

Notes to the Statements of Revenues and Certain Direct Operating Expenses.

(b)                                                                                 Pro Forma Financial Information

The following pro forma financial statements are set forth in Exhibit 99.3 which are attached and incorporated herein by reference.

Unaudited Pro Forma Consolidated Sheet as of March 31, 2014.

Notes to the Unaudited Pro Forma Consolidated Balance Sheet.

Unaudited Pro Forma Consolidated Statement of Operations for the three months ended March 31, 2014.

Unaudited Pro Forma Consolidated and Combined Statement of Operations for the year ended December 31, 2013.

Notes to Unaudited Pro Forma Consolidated and Combined Statements of Operations.

(c)                                                                                  Not applicable.

(d)                                                                                 Exhibits

23.1 Consent of Ernst & Young LLP

99.1 Financial Statements of Property Acquired — Pinnacle Properties

99.2 Financial Statements of Property Acquired — Oshkosh Property

99.3 Unaudited Pro Forma Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 4, 2014	PHYSICIANS REALTY TRUST

	By:	/s/ John T. Thomas
John T. Thomas
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP
99.1	Financial Statements of Property Acquired — Pinnacle Properties
99.2	Financial Statements of Property Acquired — Oshkosh Property
99.3	Unaudited Pro Forma Financial Information